UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

September 30, 2004
Date of Report (Date of earliest event reported)

AAMES INVESTMENT CORPORATION
(Exact name of Registrant as specified in its charter)

Maryland
(State or other jurisdiction of incorporation)

1-32340 (Commission File Number)	34-1981408 (IRS employer identification no.)

350 South Grand Ave, 43rd Floor
Los Angeles, CA 90071
(Address of principal executive offices)(Zip Code)

(323) 210-5000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: This filing amends the Aames Investment Form 8-K dated September 30, 2004 filed on December 6, 2004. The discussion in Section 1.01 with regard to the amendment dated December 1, 2004 to the Lehman Brothers Bank FSB repurchase facility is being clarified to indicate that the amendment adding Aames Investment as a seller to the facility will terminate on December 31, 2004, unless otherwise negotiated prior to that date. Although the termination date of the amendment is December 31, 2004, the maturity date of the facility with Lehman Brothers is July 30, 2005.

Item 1.01 Entry into a Material Definitive Agreement.

Effective as of November 30, 2004, Aames Investment Corporation amended its financing facility with Countrywide Warehouse Lending pursuant to which the maturity of the facility was extended to December 31, 2004. While no assurances can be given, Aames Investment expects to renew the facility prior to the maturity.

Effective as of November 30, 2004, Aames Investment, through its wholly owned subsidiaries, amended its financing facility with Greenwich Capital Financial Products, Inc. pursuant to which the maturity of the facility was extended to December 31, 2004. While no assurances can be given, Aames Investment expects to renew the facility prior to the maturity.

Effective as of December 1, 2004, Aames Investment, and Aames Capital Corporation, a wholly owned subsidiary of Aames Investment, amended its repurchase facility with Lehman Brothers Bank FSB pursuant to which Aames Investment was made a seller under the facility. This amendment will terminate on December 31, 2004. While no assurances can be given, Aames Investment expects to renew the terms of this amendment prior to its termination.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On December 3, 2004, Aames Investment closed a securitization and related offering by Aames Mortgage Investment Trust 2004-1 of approximately $1.18 billion of notes backed by non-conforming mortgage loans transferred to the trust in the securitization. Information required pursuant to this Item 2.03 is attached as Exhibit 99.5.

Item 8.01 Other Events

Aames Investment Corporation, on behalf of its wholly owned subsidiary Aames Capital Corporation, is releasing the following information concerning delinquency and loss in its loan servicing portfolio regarding its mortgage-backed securities. Aames Investment Corporation is releasing this information in response to inquiries received from members of the financial community. Copies of this information with respect to adjustable rate loans are attached to this Form 8-K as Exhibits 99.1 and 99.2 and copies of this information with respect to fixed rate loans are attached to this Form 8-K as Exhibits 99.3 and 99.4.

Item 9.01 Financial Statements and Exhibits

(a) Financial statements: None

(b) Pro forma financial information: None

(c) Exhibits:

     99.1 Information concerning delinquency and loss in the loan servicing portfolio of Aames Capital Corporation as of September 2004 (Adjustable Rate Loans) (Incorporated by reference from the Aames Investment Form 8-K dated September 30, 2004 filed December 6, 2004)

     99.2 Information concerning delinquency and loss in the loan servicing portfolio of Aames Capital Corporation as of October 2004 (Adjustable Rate Loans) (Incorporated by reference from the Aames Investment Form 8-K dated September 30, 2004 filed December 6, 2004)

     99.3 Information concerning delinquency and loss in the loan servicing portfolio of Aames Capital Corporation as of September 2004 (Fixed Rate Loans) (Incorporated by reference from the Aames Investment Form 8-K dated September 30, 2004 filed December 6, 2004)

     99.4 Information concerning delinquency and loss in the loan servicing portfolio of Aames Capital Corporation as of October 2004 (Fixed Rate Loans) (Incorporated by reference from the Aames Investment Form 8-K dated September 30, 2004 filed December 6, 2004)

     99.5 Press release dated December 3, 2004 (Incorporated by reference from the Form 8-K dated September 30, 2004 filed December 6, 2004)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AAMES INVESTMENT CORPORATION

By:	/s/ Patrick D. Grosso
Patrick D. Grosso
Assistant Secretary

Dated: December 8, 2004